Exhibit 10.1

Execution Version

AMENDMENT AND WAIVER

TO

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This AMENDMENT AND WAIVER TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Buyback Amendment”) is dated as of November 15, 2011 and is entered into by and among OZ MANAGEMENT LP, a Delaware limited partnership (“Borrower”), the GUARANTORS listed on the signature pages hereto (together with Borrower, the “Credit Parties”), GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent (together with its permitted successors in such capacity, “Administrative Agent”), LEHMAN COMMERCIAL PAPER INC., as Syndication Agent (together with its permitted successors in such capacity, “Syndication Agent”), and the LENDERS listed on the signature pages hereto, and is made with reference to the Amended and Restated Credit Agreement, dated as of October 26, 2007 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among Borrower, the Guarantors, Administrative Agent, the Lenders and the other Agents and Arrangers named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Borrower desires to offer to purchase and assume from any Lenders desiring to sell and assign to Borrower (the “Selling Lenders”) pursuant to an assignment and assumption agreement in a form to be agreed between the Administrative Agent and Borrower (the “Borrower Assignment Agreement”) the Loans of such Selling Lenders (the “Selling Lender Loans”) (including all accrued interest and fees) at the price that is 95% of the par value of the Selling Lender Loans, and concurrently therewith the Selling Lender Loans shall be automatically cancelled without further action by any Person (collectively, the “Borrower Repurchase Transaction”);

WHEREAS, the Borrower also desires to incur certain Indebtedness (“Permitted Buyback Indebtedness”) in an aggregate principal amount of up to $391.0 million, the proceeds of which are to be used to consummate the Borrower Repurchase Transaction, to prepay or repay the Loans and other Obligations, to pay fees and expenses with respect to the foregoing and, following the repayment in full of the Loans and other Obligations, for general corporate purposes.

WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend and waive certain provisions of the Credit Agreement as provided for herein in order to permit the Credit Parties to consummate the Borrower Repurchase Transaction and incur the Permitted Buyback Indebtedness and to address certain related matters as set forth herein; and

WHEREAS, subject to the terms and conditions set forth herein, Requisite Lenders are willing to agree to such amendments and waivers to the Credit Agreement and other Collateral Documents as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. WAIVER

Requisite Lenders hereby waive the provisions of Section 10.6 that would otherwise restrict or prohibit the Borrower Repurchase Transaction subject to the following conditions: (i) the offer to repurchase Loans pursuant to the Borrower Repurchase Transaction shall be made to all Lenders on the same terms, (ii) the Borrower Repurchase Transaction shall be consummated within 60 days from the effectiveness of this Buyback Amendment and (iii) the procedures used to consummate the Borrower Repurchase Transaction shall be reasonably acceptable to the Administrative Agent and the Credit Parties. In addition, solely for the purpose of consummating the Borrower Repurchase Transaction notwithstanding anything to the contrary contained in the Credit Agreement, (i) Borrower shall be deemed an Eligible Assignee (provided that Borrower shall not be required to represent and warrant that (x) it has experience and expertise in the making of or investing in loans such as the Selling Lender Loans or (y) it will make or invest in, as the case may be, the Selling Lender Loans for its own account in the ordinary course), (ii) the provisions of Section 2.17 of the Credit Agreement shall not be construed to apply to (a) any payment made by Borrower pursuant to and in accordance with the express terms of this Buyback Amendment or (b) any payment obtained by any Selling Lender as consideration for the assignment or sale of the Selling Lender Loans pursuant to and in accordance with the express terms of this Buyback Amendment.

For the avoidance of doubt, the Borrower Repurchase Transaction (i) shall not constitute a prepayment pursuant to Section 2.12, Section 2.13, Section 2.14, Section 2.15, Section 2.16 or Section 2.17 or for any other purpose under the Credit Agreement and (ii) shall not change the scheduled amortization required by Section 2.12, except to reduce the amount outstanding and due and payable on the Term Loan Maturity Date (and such reduction, for the avoidance of doubt, shall only apply, on a non-pro rata basis, to the Selling Lender Loans).

From and after the date of completion of the Borrower Repurchase Transaction, (i) no interest shall accrue on the Selling Lender Loans, (ii) the Selling Lender Loans shall, for all purposes under the Credit Agreement and the other Credit Documents (notwithstanding any provisions therein to the contrary), and without further action by any Person, be automatically cancelled, retired and terminated for all purposes (including, for the avoidance of doubt, with respect to any ability to vote or receive payments) and deemed no longer outstanding, from and after which time, the Selling Lender Loans may not be resold, assigned or participated out by Borrower and (iii) neither the Selling Lenders nor the Borrower shall have any rights or privileges under any Credit Document with respect to the Selling Lender Loans, including, but not limited to (a) the right to receive or have applied any payments to the Lenders under the Credit Agreement or any other Credit Document, (b) the right to make or receive any request, demand, authorization, direction, notice, consent or waiver under the Credit Agreement or any other Credit Document or (c) the inclusion of the Selling Lender Loans in the determination of Requisite Lenders, or for any similar or related purpose, under the Credit Agreement or any other Credit Document.

SECTION II. AMENDMENTS.

(i)	Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Borrower Repurchase Transaction” has the meaning assigned to that term in the recitals to the Buyback Amendment.

“Buyback Amendment” means that certain Amendment and Waiver to Amended and Restated Credit and Guaranty Agreement dated as of November 15, 2011 among Borrower, Administrative Agent, the Lenders party thereto and the Guarantors listed on the signature pages thereto.

“Buyback Amendment Effective Date” has the meaning assigned to that term in Section V of the Buyback Amendment.

“Permitted Buyback Indebtedness” means indebtedness incurred pursuant to Section 6.1(p).

“Pledge and Security Agreement” means that certain Pledge and Security Agreement, dated as of December 31, 2007, by and among Borrower, each Guarantor party thereto and Administrative Agent, as amended pursuant to the Buyback Amendment to equally and ratably secure the Permitted Buyback Indebtedness on a pari passu basis, and as it may be further amended, supplemented or otherwise modified from time to time.

(ii)	Section 2.15(a) is hereby amended to add the following proviso:

“provided that, any prepayments made under Section 2.14 will be applied on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Permitted Buyback Indebtedness outstanding at such time); provided further that, the portion of such cash proceeds allocated to the Permitted Buyback Indebtedness shall not exceed the amount of such Cash proceeds required to be allocated to the Permitted Buyback Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such Cash proceeds shall be allocated to the Term Loans in accordance with the terms of the Credit Agreement.

(iii)	Section 2.16(g) is hereby amended by amending and restating the introductory clause thereof in its entirety as follows:

“If an Event of Default shall have occurred and not otherwise been waived, and the maturity of the Obligations shall have been accelerated pursuant to Section 8.1, all payments or proceeds received by Administrative Agent hereunder in respect of any of the Obligations (including that portion of the proceeds of Collateral that are to be distributed with respect to the Obligations under the terms of the Pledge and Security Agreement and the other Collateral Documents) shall be applied as follows:”.

(iv)	Section 6.1 is hereby amended by deleting “and” at the end of clause (n), replacing the period at the end of clause (o) with “;” and adding the following new clause (p):

“(p) Indebtedness in an aggregate principal amount of up to $391.0 million (plus any interest, fees and other amounts payable in respect thereto), the proceeds of which are used to consummate the Borrower Repurchase Transaction, to prepay or repay the Loans and other Obligations and to pay fees and expenses with respect to the foregoing; provided that the Permitted Buyback Indebtedness (i) shall have a weighted average life to maturity greater than the Term Loans, (ii) will not require any scheduled amortization greater than 1% per annum, (iii) shall not be secured by any assets of the Borrower and the Guarantors other than the Collateral and (iv) shall not be guaranteed by any Person other than the Guarantors.”

(v)	Section 6.2 is hereby amended by deleting “and” at the end of clause (l), replacing the period at the end of clause (m) with “; and” and adding the following new clause (n):

“(n) Liens on the Collateral securing the Permitted Buyback Indebtedness on a pari passu basis with the Obligations.”

(vi)	Section 6.4 is hereby amended by replacing “or” at the end of clause (ii) with “,” and adding the following at the end of clause (iii):

“or (iv) created pursuant to the documentation governing the Permitted Buyback Indebtedness.”

(vii)	Section 8.1(b) is hereby amended by amending and restating such clause thereof in its entirety as follows:

“(i) Failure of any Credit Party or any of their respective Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in Section 8.1 (a)) in an aggregate principal amount of $50,000,000 or more (including, but not limited to, Indebtedness incurred pursuant to Section 6.1 (p)), in each case beyond the grace period, if any, provided therefore; or (ii) breach or default by any Credit Party with respect to (x) any other terms in the case of Indebtedness incurred pursuant to Section 6.1 (p) and (y) any other material term in the case of other Indebtedness, which in either case is, in the individual or aggregate principal amounts referred to in clause (i) above or any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness, in each case beyond the grace period, if any, provided therefore, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders), to cause, that Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be;”

SECTION III. AMENDMENTS TO COLLATERAL DOCUMENTS

Borrower, the Guarantors and the Lenders executing this Buyback Amendment hereby authorize and direct the Administrative Agent to enter into amendments, amendments and restatements and/or other modifications to the Collateral Documents deemed reasonably necessary by the Administrative Agent to establish pari passu rights in and grant a pari passu security interest in the Collateral for the benefit of the holders of any Permitted Buyback Indebtedness and to establish rights on the part of holders of Permitted Buyback Indebtedness (including, for the avoidance of doubt, principal, interest, fees and other amounts payable in respect thereto) to receive proportionate payments and recoveries on the Collateral based upon the amount of Permitted Buyback Indebtedness in relation to the amount of outstanding Obligations; provided that, in any event, the Requisite Lenders shall have the right and opportunity to review a draft of, and provide comments to, any amendment, amendment and restatement or modification to the Pledge and Security Agreement prior to the Buyback Amendment Effective Date, and any amendments, amendments and restatements or modifications to the other Collateral Documents shall follow the same collateral sharing structure and implement the provisions of such amendment, amendment and restatement or modification to the Pledge and Security Agreement, in each case with such modifications as may be required under local law or practice. Notwithstanding anything to contrary in this Section III, Requisite Lenders acknowledge that the Pledge and Security Agreement attached hereto as Annex A (and comparable changes to the other Collateral Documents) is acceptable to them.

SECTION IV. LIMITATION OF WAIVERS AND AMENDMENTS.

This Buyback Amendment shall be limited precisely as written and relate solely to the amendment and waiver of the provisions of the Credit Agreement in the manner and to the extent described in Section I and Section II above, and nothing in this Buyback Amendment, nor any actions taken or not taken by any Agent or any Lender pursuant to this Buyback Amendment or any other Credit Document, shall or shall be deemed to:

(i)	constitute an amendment or waiver of compliance by Borrower or any other Credit Party with respect to any other term, provision or condition of the Credit

Agreement, any other Credit Document or any other instrument or agreement referred to therein; or

(ii)	prejudice any right or remedy that any Agent or Lender may now have or may have in the future under or in connection with the Credit Agreement, any other Credit Document or any other instrument or agreement referred to therein.

Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION V. CONDITIONS TO EFFECTIVENESS

This Buyback Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Buyback Amendment Effective Date”):

A. Execution. Administrative Agent shall have received a counterpart signature page of this Buyback Amendment duly executed by Borrower, each of the other Credit Parties party hereto and Lenders comprising Requisite Lenders.

B. Fees. Agents shall have received all fees and other amounts due and payable on or prior to the Buyback Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder or under any other Credit Document.

C. Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Buyback Amendment.

SECTION VI. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Buyback Amendment and to amend and waive certain provisions of the Credit Agreement in the manner provided herein, each Credit Party that is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A. Requisite Power and Authority. Each Credit Party has all requisite power and authority to enter into this Buyback Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Buyback Amendment (the “Amended Agreement”) and the other Credit Documents.

B. Authorization of Agreements. The execution and delivery by each Credit Party of this Buyback Amendment, and the performance by each Credit Party of its obligations under the Amended Agreement and the other Credit Documents, have been duly authorized by all necessary action on the part of each Credit Party.

C. No Conflict. The execution and delivery by each Credit Party of this Buyback Amendment, the performance by each Credit Party of its obligations under the Amended Agreement and under the other Credit Documents to which they are parties and the consummation of the transactions contemplated by the Amended Agreement and the other Credit Documents do not and will not: (i) violate (a) any provision of any law or any governmental rule or regulation applicable to such Credit Party, (b) any of the Organizational Documents of such Credit Party, or (c) any order, judgment or decree of any court or other agency of government binding such Credit Party, in each case, except to the extent such violation would not reasonably be expected to have a Material Adverse Effect; (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Credit Party except to the extent such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent, on behalf of Secured Parties); or (iv) require any approval of stockholders, members or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party or any of their respective Subsidiaries, except for such approvals or consents which will be obtained on or before the Buyback Amendment Effective Date and disclosed in writing to Lenders and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.

D. Governmental Consents. The execution and delivery by each Credit Party of this Buyback Amendment, the performance by each Credit Party of the Amended Agreement and the other Credit Documents to which they are parties and the consummation of the transactions contemplated by this Buyback Amendment, the Credit Agreement and the other Credit Documents do not and will not require any material registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority except registrations, consents, approvals, notices and other actions which have been duly obtained, taken, given or made and are in full force and effect.

E. Binding Obligation. The Amended Agreement has been duly executed and delivered by each Credit Party that is a party hereto and thereto, and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Buyback Amendment that would constitute an Event of Default or a Default.

SECTION VII. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Buyback Amendment and consents to the waiver of the Credit Agreement effected pursuant to this Buyback Amendment. Each “Grantor” under and as defined in the applicable Collateral Documents and each Guarantor hereby confirms that each Credit

Document to which it is a party or by which it is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).

Each Guarantor acknowledges and agrees that each of the Credit Documents to which it is a party or by which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Buyback Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Documents to which it is a party or by which it is otherwise bound are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Buyback Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Buyback Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the waivers to the Credit Agreement effected pursuant to this Buyback Amendment and (ii) nothing in the Credit Agreement, this Buyback Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any amendments or any future waivers to the Credit Agreement.

Each Lender party hereto acknowledges and agrees that the Administrative Agent may act as agent for the lenders under the Permitted Buyback Indebtedness with respect to all matters relating to the Collateral and the Collateral Documents.

SECTION VIII. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(i) On and after the Buyback Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Buyback Amendment.

(ii) Except as specifically (and solely to the limited extent) set forth or provided for in this Buyback Amendment, the Credit Agreement and the other Credit Documents (including any exhibits, schedules and annexes thereto) shall remain in full force and effect and are hereby ratified and confirmed.

(iii) Except as expressly set forth in Section I hereof, the execution, delivery and performance of this Buyback Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Credit Documents.

B. Headings. Section and subsection headings in this Buyback Amendment are included herein for convenience of reference only and shall not constitute a part of this Buyback Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS BUYBACK AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

D. Counterparts. This Buyback Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

E. Confidentiality. The parties hereto hereby acknowledge and agree that this Buyback Amendment and the transactions contemplated hereby shall be subject to the confidentiality provisions of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Buyback Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

OZ MANAGEMENT LP
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OZ ADVISORS LP
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OZ ADVISORS II LP
By:	Och-Ziff Holding LLC,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OCH-ZIFF HOLDING II LLC
By:	OZ Management LP, its member
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OZ MANAGEMENT II LP
By:	Och-Ziff Holding II LLC,
its general partner
By:	OZ Management LP, its member
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OZSC GP, LLC
By:	OZ Advisors LP, its member
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OZSC GP, L.P.
By:	OZSC GP, LLC, its general partner
By:	OZ Advisors LP, its member
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OZ EUREKA FUND GP, L.P.
By:	OZ Eureka Fund GP, LLC, its general partner
By:	OZ Advisors LP, its member
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OZ STRUCTURED PRODUCTS OVERSEAS FUND GP, L.P.
By:	OZ Structured Products Overseas Fund
GP, LLC, its general partner
By:	OZ Advisors II LP, its member
By:	Och-Ziff Holding LLC,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OZ STRUCTURED PRODUCTS FUND GP, L.P.
By:	OZ Structured Products Fund GP, LLC,
its general partner
By:	OZ Advisors LP, its member
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OCH-ZIFF ENERGY FUND GP, L.P.
By:	Och-Ziff Energy Fund GP, LLC,
its general partner
By:	OZ Advisors LP, its managing member
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
	Name:	Joel M. Frank
	Title:	Chief Financial Officer

OZ GLOBAL CREDIT DOMESTIC
PARTNERS GP, LTD.
By:	OZ Advisors LP, its member
By:	Och-Ziff Holding Corporation,
its general partner

By:	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

OZ GLOBAL CREDIT OVERSEAS FUND
GP, LTD.
By:	OZ Advisors II LP, its member
By:	Och-Ziff Holding LLC,
its general partner

By :	/s/ Joel M. Frank
Name:	Joel M. Frank
Title:	Chief Financial Officer

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent

By:	/s/ Robert Ehudin
Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Lender

By:	/s/ Robert Ehudin
Authorized Signatory

LEHMAN COMMERCIAL PAPER INC., as
Syndication Agent and as a Lender

By:	/s/ Ahuva Schwager
	Name:	Ahuva Schwager
	Title:	Authorized Signatory